       1                                                        EXHIBIT 11.A.3
            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



     We consent to the reference to our firm in the Post-Effective Amendment No. 14 to the Registration Statement, (Form N-1A) of Medical Research Investment Fund, Inc. and to the Inclusion of our report dated September 25, 1995 to the Shareholders and Board of Directors of Medical Research Investment Fund, Inc.



                                   /s/TAIT, WELLER & BAKER
                                   TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
December 27, 1995